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                                                                  EXECUTION COPY


                          DLJ COMMERCIAL MORTGAGE CORP.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1999-CG1

                             UNDERWRITING AGREEMENT


                                             March 15, 1999


Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue
New York, NY  10172

Ladies and Gentlemen:

     DLJ Commercial Mortgage Corp., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the underwriters named in Schedule I hereto (the "Underwriters"; provided, however, that if you are the only underwriter named in Schedule I, then the terms "Underwriter" and "Underwriters" shall refer solely to you), for whom Donaldson. Lufkin & Jenrette Securities Corporation acts as representative (in such capacity, the "Representative") those classes (each, a "Class") of its Commercial Mortgage Pass-Through Certificates, Series 1999-CG1, specified in
Schedule II hereto (the "Offered Certificates"). The Offered Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be dated as of March 1, 1999 (the "Cut-off Date"), among the Company, as depositor, GE Capital Loan Services, Inc., as master servicer (the "Master Servicer"), Banc One Mortgage Capital Markets, LLC, as special servicer (the "Special Servicer"), and Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator (in such capacity, the "REMIC Administrator"). The Offered Certificates will evidence undivided interests in a trust fund (the "Trust Fund") to be established by the Company pursuant to the Pooling and Servicing Agreement. The Trust Fund will consist primarily of a pool (the "Mortgage Pool") of conventional, monthly pay, commercial and multifamily mortgage loans (the "Mortgage Loans") transferred by the Company to the Trust Fund and listed in an attachment to the Pooling and Servicing Agreement. Three real estate mortgage investment conduit ("REMIC") elections are to be made with respect to the Trust Fund with the resulting REMICs being referred to as "REMIC I", "REMIC II" and "REMIC III", respectively. The Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class C, Class D-1, Class D-2, Class R-I, Class R-II and Class R-III Certificates (collectively with the Offered Certificates, the "Certificates") are also to be issued pursuant to the Pooling and Servicing Agreement but do not form a part of this offering. The Offered Certificates are described more fully in the Basic Prospectus and the Prospectus Supplement


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(each of which terms is defined below) which the Company is furnishing to you.
Capitalized terms used but not otherwise defined herein will have the respective meanings assigned thereto in the Prospectus Supplement.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

     (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-59167) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the Offered Certificates, which registration statement has become effective and copies of which have heretofore been delivered to you. Such registration statement meets the requirements set forth in Rule 415(a)(1) under the Act and complies in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement, dated the date specified in Schedule II hereto, to the prospectus, dated the date specified in Schedule II hereto, relating to the Offered Certificates and the method of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Offered Certificates set forth therein. Such registration statement, including the exhibits thereto, as amended at the date hereof is hereinafter called the "Registration Statement"; such prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 under the Act, is hereinafter called the "Basic Prospectus"; such supplement to the Basic Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 of the Act, is hereinafter called the "Prospectus Supplement"; and the Basic Prospectus and the Prospectus Supplement together are hereinafter called the "Prospectus". Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 402(a) or Rule 424 is hereinafter called a "Preliminary Prospectus Supplement". The Company will not, without your prior consent, file any other amendment to the Registration Statement or make any change in the Basic Prospectus or the Prospectus Supplement until after the end of the period during which a prospectus is required to be delivered to purchasers of the Offered Certificates under the Act. The Company, as depositor with respect to the Trust Fund, will file with the Commission within fifteen days of the issuance of the Offered Certificates a report on Form 8-K setting forth specific information concerning the Offered Certificates (the "Form 8-K").

     (b) As of the date hereof, when the Registration Statement became effective, when the Prospectus Supplement is first filed pursuant to Rule 424 under the Act, when, prior to the Closing Date, any other amendment to the Registration Statement becomes effective, when any supplement to the Prospectus Supplement is filed with the Commission, and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complied or will comply in all material respects with the applicable requirements of the Act and the rules thereunder, (ii) the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact and did not and will not


                                       -2-

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omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to
(A) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof, or (B) the information contained in or omitted from any Current Report (as defined in Section 5(b) hereof), or any amendment thereof or supplement thereto, incorporated by reference in the Registration Statement or the Prospectus (or any amendment thereof or supplement thereto).

     (c) The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own its properties and conduct its business, as described in the Prospectus, and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

     (d) The Company is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

     (e) At or prior to the Closing Date, the Company will have entered into the Pooling and Servicing Agreement; this Agreement has been duly authorized, executed and delivered by the Company, and the Pooling and Servicing Agreement, when delivered by the Company, will have been duly authorized, executed and delivered by the Company, and this Agreement and the Pooling and Servicing Agreement will constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or similar laws affecting the rights of creditors generally, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provisions of this Agreement which purport to provide indemnification from securities law liabilities.

     (f) The Offered Certificates and the Pooling and Servicing Agreement conform in all material respects to the descriptions thereof contained in the Prospectus; the Offered Certificates have been duly and validly authorized by the Company, and will, when duly and validly executed and authenticated by the Trustee and delivered to and paid for by the Underwriters in accordance with this Agreement and the Pooling and Servicing Agreement, be entitled to the benefits of the Pooling and Servicing Agreement.


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     (g) As of the Closing Date, the representations and warranties of the
Company set forth in Section 2.04 of the Pooling and Servicing Agreement will be true and correct.

     (h) Neither the issuance and sale of the Offered Certificates, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of any of the terms of the Pooling and Servicing Agreement or this Agreement, will result in the breach of any term or provision of the certificate of incorporation or by-laws of the Company or conflict with, result in a material breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, or any statute, order or regulation applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects the ability of the Company to perform its obligations under this Agreement and the Pooling and Servicing Agreement.

     (i) There are no actions or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement or the Offered Certificates,
(ii) seeking to prevent the issuance of the Offered Certificates or the consummation of any of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement, (iii) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement or the Offered Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Offered Certificates described in the Prospectus.

     (j) There has not been any material adverse change in the business, operations, financial condition, properties or assets of the Company since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Company to perform its obligations under the Pooling and Servicing Agreement.

     (k) There are no contracts, indentures or other documents of a character required by the Act or by the rules and regulations thereunder to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described or referred to therein or so filed or incorporated by reference as exhibits thereto.

     (l) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Offered Certificates pursuant to this Agreement and the Pooling and Servicing Agreement, except such as have been, or as of the Closing Date will have been, obtained or such as may otherwise be required under applicable state securities laws in connection with the purchase and offer and sale of the Offered


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Certificates by the Underwriters and any recordation of the respective assignments of the Mortgage Loans to the Trustee pursuant to the Pooling and Servicing Agreement that have not been completed.

     (m) The Company possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

     (n) Any taxes, fees and other governmental charges payable by the Company in connection with the execution and delivery of this Agreement and the Pooling and Servicing Agreement or the issuance and sale of the Certificates (other than such federal, state and local taxes as may be payable on the income or gain recognized therefrom) have been or will be paid at or prior to the Closing Date.

     (o) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company will have good title to, and will be the sole owner of, each Mortgage Loan, free and clear of any pledge, mortgage, lien, security interest or other encumbrance.

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the principal or notional amount of each class of the Offered Certificates set forth opposite each such Underwriter's name in Schedule I hereto.

     The purchase price for each Class of the Offered Certificates as a percentage of the aggregate principal (or notional) amount thereof as of the Closing Date (as defined below) is set forth in Schedule II hereto. There will be added to the purchase price of the Offered Certificates interest in respect of each Class of the Offered Certificates at the interest rate applicable to such Class from the Cut-off Date to but not including the Closing Date.

     3. Delivery and Payment. The closing for the purchase and sale of the Offered Certificates contemplated hereby (the "Closing"), shall be made at the date, location and time of delivery set forth in Schedule II hereto, or such later date as shall be mutually acceptable to the Underwriters and the Company (such date and time of purchase and sale of the Offered Certificates being herein called the "Closing Date"). Delivery of the Offered Certificates will be made in book-entry form through the facilities of The Depository Trust Company ("DTC"). Each class of Offered Certificates will be represented by one or more definitive global Certificates to be deposited by or onbehalf of the Company with DTC. Delivery of the Offered Certificates shall be made to the several Underwriters against payment by the several Underwriters of the purchase price thereof to


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or upon the order of the Company by wire transfer of immediately available funds or by such other method as may be acceptable to the Company.

     The Company agrees to have the Offered Certificates available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Certificates for sale to the public as set forth in the Prospectus.

     5. Agreements. The Company agrees with the several Underwriters that:

     (a) The Company will promptly advise the Underwriters (i) when, during any period that a prospectus relating to the Offered Certificates is required to be delivered under the Act, any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information affecting or in respect of the Offered Certificates, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement affecting the Offered Certificates or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object until after the period in which a prospectus is required to be delivered to purchasers of the Offered Certificates under the Act. Subject to the foregoing sentence, the Company will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 424 under the Act by means reasonably calculated to result in filing with the Commission pursuant to said Rule. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) The Company will cause any Computational Materials and Structural Term Sheets (each as defined in Section 9 below) with respect to the Offered Certificates that are delivered by an Underwriter to the Company pursuant to
Section 9 to be filed with the Commission on a Current Report on Form 8-K (a "Current Report") pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the later of (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the Company by an Underwriter prior to 10:30 a.m. (New York City time) and (ii) the date on which this Agreement is executed and delivered. The Company will cause one Collateral Term Sheet (as defined in Section 9 below) with respect to the Offered Certificates that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Reportpursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters


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prior to 10:30 a.m. (New York City time). In addition, if at any time prior to the availability of the Prospectus Supplement, the Underwriters have delivered to any prospective investor a subsequent Collateral Term Sheet that reflects, in the reasonable judgment of the Underwriters and the Company, a material change in the characteristics of the Mortgage Loans from those on which a Collateral Term Sheet with respect to the Offered Certificates previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 10:30 a.m. (New York City time). In each case, the Company will promptly advise the Representative when such Current Report has been so filed. Each such Current Report shall be incorporated by reference in the Prospectus and the Registration Statement. Notwithstanding the foregoing provisions of this Section 5(b), the Company shall have no obligation to file any materials provided by the Underwriters pursuant to Section 9 which, in the reasonable determination of the Company, are not required to be filed pursuant to the Kidder Letters or the PSA Letter (each as defined in Section 9 below), or contain erroneous information or contain any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials or ABS Term Sheets (as defined in Section 9 below) provided by the Underwriters to the Company pursuant to Section 9 hereof. The Company shall give notice to the Representative of its determination not to file any materials pursuant to the preceding sentence and agrees to file such materials if the Underwriters reasonably object to such determination within one business day after receipt of such notice.

     (c) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the rules under the Act, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible; provided, however, that the Company will not be required to file any such amendment or supplement with respect to any Computational Materials or ABS Term Sheets incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials or ABS Term Sheets that are furnished to the Company pursuant to Section 9 hereof which the Company determines to file in accordance therewith.


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     (d) The Company will furnish to the Representative and counsel for the
Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery by an Underwriter or dealer of a prospectus relating to the Offered Certificates may be required by the Act, as many copies of the Basic Prospectus, the Preliminary Prospectus Supplement, if any, and the Prospectus Supplement and any amendments and supplements thereto as the Underwriters may reasonably request.

     (e) The Company agrees that, so long as the Offered Certificates shall be outstanding, it will deliver or cause to be delivered to the Underwriters the annual statements as to compliance and the annual statements of a firm of independent public accountants, furnished to the Trustee by the Master Servicer and the Special Servicer pursuant to Sections 3.13 and 3.14 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Company.

     (f) The Company will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Certificates for sale under the laws of such jurisdictions as the Representative may designate and will maintain such qualification in effect so long as required for the distribution of the Offered Certificates; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

     (g) The Company will pay all costs and expenses in connection with the transactions contemplated hereby, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of printing (or otherwise reproducing) and delivering the Pooling and Servicing Agreement and the Offered Certificates; accounting fees and disbursements; the costs and expenses in connection with the qualification or exemption of the Offered Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any Blue Sky Survey and in connection with any determination of the eligibility of the Offered Certificates for investment by institutional investors and the preparation of any Legal Investment Survey; the expenses of printing any such Blue Sky Survey and Legal Investment Survey; the costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto), the Basic Prospectus, the Preliminary Prospectus Supplement, if any, and the Prospectus Supplement, the preparation and printing of this Agreement, the furnishing to the Underwriters of such copies of each Preliminary Prospectus Supplement, if any, and Prospectus Supplement as the Underwriters may reasonably request and the fees of rating agencies. Except as provided in Section 7 hereof, the Underwriters shall be responsible for paying all costs and expenses incurred by them in connection with their purchase and sale of the Offered Certificates, including the fees of counsel to any Underwriter.

     6. Conditions to the Obligations to the Underwriters. The obligations of the Underwriters to purchase the Offered Certificates as provided in this Agreement shall be subject to


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the accuracy in all material respects of the representations and warranties on the part of the Company contained herein as of the date hereof and as of the Closing Date, to the accuracy in all material respects of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance in all material respects by the Company of its obligations hereunder and to the following additional conditions with respect to the Offered
Certificates:

     (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Prospectus Supplement shall have been filed with the Commission within the time period prescribed by the Commission.

     (b) The Underwriters shall have received from the Company a certificate, dated the Closing Date and executed by an executive officer of the Company, to the effect that: (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date; and (ii) the Company has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

     (c) The Underwriters shall have received with respect to the Company a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than 30 days prior to the Closing Date.

     (d) The Underwriters shall have received from the Secretary or an assistant secretary of the Company, in his individual capacity, a certificate, dated the Closing Date, to the effect that: (i) each individual who, as an officer or representative of the Company, signed this Agreement, the Pooling and Servicing Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Pooling and Servicing Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures; and
(ii) no event (including, without limitation, any act or omission on the part of the Company) has occurred since the date of the good standing certificate referred to in paragraph (c) above which has affected the good standing of the Company under the laws of the State of Delaware. Such certificate shall be accompanied by true and complete copies (certified as such by the Secretary or an assistant secretary of the Company) of the certificate of incorporation and by-laws of the Company, as in effect on the Closing Date, and of the resolutions of the Company and any required shareholder consent relating to the transactions contemplated in this Agreement and the Pooling and Servicing Agreement.

     (e) The Underwriters shall have received from Sidley & Austin, counsel for the Company, a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to counsel for the Representative, to the effect that:


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     (i) The Registration Statement has become effective under the 1933 Act.

     (ii) To such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, and no proceedings for that purpose have been instituted or threatened and not terminated.

     (iii) The Registration Statement, the Basic Prospectus and the Prospectus Supplement, as of their respective effective or issue dates (other than the financial statements, schedules and other financial and statistical information contained therein or omitted therefrom, as to which such counsel need express no opinion), complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder.

     (iv) To such counsel's knowledge, there are no material contracts, indentures or other documents relating to the Offered Certificates of a character required to be described or referred to in the Registration Statement or the Prospectus Supplement or to be filed as exhibits to the Registration Statement, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

     (v) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement.

     (vi) Each of this Agreement and the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company.

     (vii) Each of this Agreement and the Pooling and Servicing Agreement constitutes a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws to the extent that the same limit the enforceability of any provisions of this Agreement that purport or are construed to provide indemnification with respect to securities law violations.

     (viii) The Offered Certificates, when duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement and paid for in accordance with this Agreement, will be entitled to the benefits of the Pooling and Servicing Agreement.

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     (ix) Neither the sale of the Offered Certificates to the Underwriters pursuant to this Agreement nor the consummation of any of the transactions contemplated by or the fulfillment by the Company of the terms of this Agreement and the Pooling and Servicing Agreement, will conflict with or result in a breach or violation of any term or provision of the certificate of incorporation or by-laws of the Company, or any federal or State of New York statute or regulation, or any order known to such counsel of any federal or State of New York court or agency or other governmental body having jurisdiction over the Company, except such counsel need express no opinion as to compliance with the securities laws of the State of New York and other particular States in connection with the purchase and the offer and sale of the Offered Certificates by the Underwriters.

     (x) No consent, approval, authorization or order of any federal or State of New York court, agency or other governmental body is required for the consummation by the Company of the transactions contemplated by the terms of this Agreement and the Pooling and Servicing Agreement, except such as may be required under the securities laws of the State of New York and other particular States in connection with the purchase and the offer and sale of the Offered Certificates by the Underwriters as to which such counsel need express no opinion, and except such as have been obtained.

     (xi) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended. The Trust Fund is not required to be registered under the Investment Company Act of 1940, as amended.

     (xii) The statements set forth in the Prospectus Supplement under the headings "Description of the Offered Certificates" and "Servicing of the Mortgage Loans" and in the Basic Prospectus under the headings "Description of the Certificates" and "Description of the Pooling Agreements", insofar as such statements purport to summarize certain material provisions of the Certificates and the Pooling and Servicing Agreement, provide a fair and accurate summary of such provisions.

     (xiii) The statements set forth in the Prospectus Supplement under the headings "Certain ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", and in the Basic Prospectus under the headings "ERISA Considerations", "Federal Income Tax Consequences" and "Legal Investment", to the extent that they purport to describe certain matters of federal law or legal conclusions with respect thereto, while not discussing all possible consequences of an investment in the Offered Certificates to all investors, provide a fair and accurate summary of such matters and conclusions set forth under such headings.

     (xiv) As described in the Prospectus Supplement, and assuming compliance with all the provisions of the Pooling and Servicing Agreement, (A) REMIC I will qualify as a real estate mortgage investment conduit (a "REMIC") within the meaning of Sections 860A through 860G of the Internal Revenue Code of 1986 in effect on the date hereof (the

"REMIC Provisions") and the REMIC I Regular Interests (as defined in the Pooling and Servicing Agreement) will be "regular interests" and the Class R-I Certificates will evidence the sole class of "residual interests" in REMIC I (as both terms are defined in the REMIC Provisions in effect on the Closing Date),
(B) REMIC II will qualify as a REMIC within the meaning of the REMIC Provisions, and the REMIC II Regular Interests (as defined in the Pooling and Servicing Agreement) will be "regular interests" and the Class R-II Certificates will evidence the sole class of "residual interests" in REMIC II, and (C) REMIC III will qualify as a REMIC within the meaning of the REMIC Provisions, and the Class S, Class A-1A, Class A-1B, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class C Certificates will evidence "regular interests" and the Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III.

     (xv) Assuming compliance with all the provisions of the Pooling and Servicing Agreement, for City and State of New York income and corporation franchise tax purposes: (A) REMIC I, REMIC II and REMIC III will each be classified as a REMIC, and not as a corporation, partnership or trust, in conformity with the federal income tax treatment of REMIC I, REMIC II and REMIC III, respectively; and (B) the Trust Fund will be exempt from all City and State of New York taxation imposed on its income, franchise or capital stock, and its assets will not be included in the calculation of any City or State of New York franchise tax liability.

     (xvi) The portions of the Trust Fund consisting of Grantor Trust D-1 and Grantor Trust D-2 (each as defined in the Prospectus Supplement) will each be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code of 1986.

     Such opinion (x) may express its reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the Pooling and Servicing Agreement, (y) may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company, and
(z) may be qualified as an opinion only on the law of the State of New York, the federal law of the United States of America and the General Corporation Law of the State of Delaware.

     Based on such counsel's participation in conferences with officers and other representatives of the Company and of the Master Servicer and Special Servicer, the Trustee, the REMIC Administrator, the Underwriters and their respective counsel, at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel need not pass upon or assume responsibility for the actual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraphs (xii) and (xiii) above) and need not make an independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing, such counsel shall also confirm that nothing has come to the attention of such counsel that would lead such counsel to believe that the Prospectus, as of the date of the Prospectus Supplement and at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than (x) financial statements, schedules and other numerical, financial and statistical data included therein or omitted therefrom, (y) the documents incorporated therein, and (z) the information included therein or omitted therefrom relating to the characteristics of the Mortgage Loans acquired by the Company from GE Capital Access, Inc. ("GECA"; and such Mortgage Loans, the "GECA Mortgage Loans"), as to which such counsel need express no opinion). Insofar as questions of materiality are involved in the foregoing opinion, such counsel may as to factual matters necessary to the determination of materiality rely upon certificates and other information provided by officers and other representatives to the Company and as to determinations of materiality, may seek in the first instance and rely where such counsel concludes such reliance is justifiable, on the view of officers and other representatives of the Company.

     (f) The Underwriters shall have received from GECA's counsel, one or more letters, dated the Closing Date, and reasonably satisfactory in form and substance to counsel for the Underwriters, to the effect that, based on such counsel's participation in conferences with officers and other representatives of the Company, the Master Servicer, the Special Servicer, the Trustee, the REMIC Administrator, the Underwriters and their respective counsel, at which the contents of the Prospectus Supplement were discussed and, although such counsel need not pass upon or assume responsibility for the actual accuracy, completeness or fairness of the statements contained in the Prospectus Supplement and need not make an independent check or verification thereof for the purpose of rendering this opinion, nothing has come to the attention of such counsel that would lead such counsel to believe that the Prospectus Supplement, as of the date of the Prospectus Supplement and at the Closing Date, insofar as it relates to the characteristics of the GECA Mortgage Loans, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than financial statements, schedules and other numerical, financial and statistical data included therein or omitted therefrom and the documents incorporated therein, as to which such counsel need express no opinion). Insofar as questions of materiality are involved in the foregoing opinion, such counsel may as to factual matters necessary to the determination of materiality rely upon certificates and other information provided by officers and other representatives to GECA and as to determinations of materiality, may seek in the first instance and rely where such counsel concludes such reliance is justifiable, on the view of officers and other representatives of GECA.

     (g) The Underwriters shall have received, with respect to each of the Master Servicer, the Special Servicer, the REMIC Administrator and the Trustee, a favorable opinion of counsel, dated the Closing Date, addressing the valid existence of such party under the laws of the jurisdiction of its organization, the due authorization, execution and delivery of the Pooling and Servicing Agreement by such party and, subject to the same limitations as set forth in
Section 6(e)(vii), the enforceability of the Pooling and Servicing Agreement against such party. Such opinion may express its reliance as to factual matters on representations and warranties made by, and on certificates or other documents furnished by officers and/or authorized representatives of parties to, this Agreement and the Pooling and Servicing Agreement and on certificates furnished by public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the party on behalf of which such opinion is being rendered. Such opinion may be qualified as an opinion only on the General Corporation Law of the State of Delaware (if relevant), the laws of the State of New York and of each other state in which the writer of the opinion is admitted to practice law and the federal law of the United States.

     (h) The Underwriters shall have received from Arthur Andersen LLP, certified public accountants, a letter dated the Closing Date and satisfactory in form and substance to the Representative and counsel for the Underwriters stating in effect that using the assumptions and methodology used by the Company, all of which shall be described in such letter, they have recalculated such numbers and percentages set forth in the Prospectus as the Underwriters may reasonably request and as are agreed to by Arthur Andersen LLP, compared the results of their calculations to the corresponding items in the Prospectus, and found each such number and percentage set forth in the Prospectus to be in agreement with the results of such calculations.

     (i) The Underwriters shall have received all opinions, certificates and other documents required to be delivered by the respective Mortgage Loan Sellers and their counsel in connection with their sales of Mortgage Loans to the Company, and each such opinion shall be dated the Closing Date and addressed to the Underwriters.

     (j) The Underwriters shall have received all opinions rendered to the Rating Agencies by counsel to the Company and the Mortgage Loan Sellers, and each such opinion shall be dated the Closing Date and addressed to the Underwriters.

     (k) The Offered Certificates listed on Schedule II hereto shall have been rated as indicated on such Schedule by the rating agency or agencies indicated.

     (l) All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto and thereto, shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such additional information, certificates and documents as they may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided by this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing, or by telephone or by either telegraph or telecopier confirmed in writing.

     7. Reimbursement of Underwriters' Expenses. If the sale of any Offered Certificates provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of such Offered Certificates.

     8. Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Act or the Exchange Act of 1934, as amended (the "Exchange Act"), against claims, damages, or liabilities, joint or several, to which such Underwriter may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus Supplement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials or ABS Term Sheets (as defined in Section 9 below) in respect of which the Company agrees to indemnify any Underwriter or any such controlling person, as set forth below, when such are read in conjunction with the Prospectus) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability, or action; provided, however, that
(i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made (A) therein in reliance upon and in conformity with written information furnished to the Company by any Underwriter directly or through another Underwriter specifically for use in the preparation thereof or (B) in any Current Report or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results (or is alleged to have resulted) directly from an error (a "Collateral Error") in the information concerning the characteristics of the Mortgage Loans furnished by the Company to an Underwriter in writing or by electronic transmission that was used in the preparation of any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to prospective investors, (ii) such indemnity with respect to any Preliminary Prospectus Supplement shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Offered Certificates which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Certificates to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such

Preliminary Prospectus Supplement was corrected in the Prospectus (or the Prospectus as amended or supplemented) and (iii) such indemnity with respect to any Collateral Error shall not inure to the benefit of any Underwriter or any person controlling any Underwriter) from whom the person asserting any loss, claim, damage or liability received any Computational Materials or ABS Term Sheets that were prepared on the basis of such Collateral Error, if, prior to the time of confirmation of the sale of the applicable Offered Certificates to such person, the Company notified such Underwriter in writing of the Collateral Error or provided in written or electronic form information superseding or correcting such Collateral Error (in any such case, a "Corrected Collateral Error"), and such Underwriter failed to notify such person thereof or to deliver to such person corrected Computational Materials or ABS Term Sheets (or, if the superseding or correcting information was contained in the Prospectus, failed to deliver to such person the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to (i) written information relating to such Underwriter furnished to the Company by such Underwriter directly or through another Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity, or (ii) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) delivered to prospective investors by such Underwriter and furnished to the Company by such Underwriter pursuant to or as contemplated by Section 9 and incorporated by reference in the Registration Statement, any Preliminary Prospectus Supplement or the Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Collateral Error, other than a Corrected Collateral Error). This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the first two sentences of the last paragraph of the cover page and the first sentence of the first paragraph and first sentence of the third paragraph under the heading "Method of Distribution" in the Prospectus Supplement and any Preliminary Prospectus Supplement constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity (other than any Computational Materials or ABS Term Sheets furnished to the Company by any Underwriter), and you confirm that such statements are correct. Any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by a particular Underwriter shall relate exclusively to and be the several responsibility of such Underwriter and no other Underwriter.

     (c) Promptly after receipt by an indemnified party under paragraph (a) or
(b) of this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under paragraph (a) or (b) of this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to anyindemnified party otherwise than under paragraph (a) or (b), as applicable, of this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (which may be counsel representing the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by you in the case of paragraph (a) of this Section 8 and by the Company in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or (b), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities referred to in paragraph (a) or (b) above as follows:

     (i) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) which do not arise out of or are not based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact in any Computational Materials or ABS Term Sheets (or any amendments or supplements thereof), in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Offered Certificates specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Offered Certificates) be responsible under this subparagraph (i) for any amount in excess of the underwriting discount applicable to the Offered Certificates purchased by such Underwriter hereunder; and

     (ii) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact in any Computational Materials or ABS Terms Sheets (or any amendments or supplements thereof), in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in such Computational Materials or ABS Term Sheets (or any amendments or supplements thereof) results from information prepared by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     Notwithstanding anything to the contrary in this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the preceding sentence of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any liability it or they may have otherwise than under this paragraph (d).

     9. Computational Materials and ABS Term Sheets. (a) Not later than 10:30 a.m., New York City time, on the date hereof, the Underwriters shall deliver to the Company and its counsel, as provided below, a complete copy of all materials provided by the Underwriters to prospective investors in the Offered Certificates which constitute either (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") or (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No- Action Letters"), if the filing of such materials with the Commission is a condition of the relief granted in such letters and, in the case of any such materials that constitute "Collateral Term Sheets" within the meaning of the PSA Letter, such Collateral Term Sheets have not previously been delivered to the Company as contemplated by
Section 9(b)(i) below. For purposes of this Agreement, "Structural Term Sheets" shall have the meaning set forth in the PSA Letter. Each delivery of Computational Materials and/or ABS Term Sheets to the Company and its counsel pursuant to this paragraph (a) shall be made in paper form and, in the case of ABS Term Sheets, electronic format suitable for filing with the Commission.

     (b) Each underwriter represents and warrants to and agrees with the Company, as of the date hereof and as of the Closing Date, as applicable, that:

          (i) if such Underwriter has provided any Collateral Term Sheets to potential investors in the Offered Certificates prior to the date hereof and if the filing of such materials with the Commission is a condition of the relief granted in the PSA Letter, then in each such case such Underwriter delivered to the Company and its counsel, in the manner contemplated by Section 9(a), a copy of such materials no later than 10:30 a.m., New York City time, on the first business day following the date on which such materials were initially provided to a potential investor;

          (ii) the Computational Materials (either in original, aggregated or consolidated form) and ABS Term Sheets furnished to the Company pursuant to
     Section 9(a) or as contemplated in Section 9(b)(i) constitute all of the materials relating to the Offered Certificates furnished by such Underwriter (whether in written, electronic or other format) to prospective investors in the Offered Certificates prior to the date hereof, except for any preliminary prospectus with respect to the Offered Certificates and any Computational Materials and ABS Term Sheets with respect to the Offered Certificates which are not required to be filed with the Commission in accordance with the No-Action Letters, and all Computational Materials and ABS Term Sheets provided by such Underwriter to potential investors in the Offered Certificates comply with the requirements of the No-Action Letters;

          (iii) on the respective dates any such Computational Materials and/or ABS Term Sheets with respect to the Offered Certificates referred to in
     Section 9(b)(ii) were last furnished by such Underwriter to each prospective investor, on the date of delivery thereof to the Company pursuant to or as contemplated by this Section 9 and on the Closing Date, such Computational Materials and/or ABS Term Sheets did not and will not include any untrue statement of a material fact, or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (iv) at the time any Computational Materials or ABS Term Sheets with respect to the Offered Certificates were furnished to a prospective investor and on the date hereof, the Underwriters possessed, and on the date of delivery of such materials to the Company pursuant to or as contemplated by this Section 9 and on the Closing Date, the Underwriters will possess, the capability, knowledge, expertise, resources and systems of internal control necessary to ensure that such Computational Materials and/or ABS Term Sheets conform to the representations and warranties of the Underwriters contained in subparagraphs (ii) and (iii) above of this paragraph (b);

          (v) all Collateral Term Sheets with respect to the Offered Certificates furnished by such Underwriter to potential investors contained and will contain a legend, prominently displayed on the first page thereof, indicating that the information contained therein will be superseded by the description of the Mortgage Loans contained in the Prospectus and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets; and

          (vi) on and after the date hereof, such Underwriter shall not deliver or authorize the delivery of any Computational Materials, ABS Term Sheets or other materials relating to the Offered Certificates (whether in written, electronic or other format) to any potential investor unless such potential investor has received a Prospectus prior to or at the same time as the delivery of such Computational Materials, ABS Term Sheets or other materials.

     Notwithstanding the foregoing, the Underwriters make no representation or warranty as to whether any Computational Materials or ABS Term Sheets with respect to the Offered Certificates included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

     (c) The Underwriters agree that all Computational Materials and ABS Term Sheets with respect to the Offered Certificates furnished to prospective investors will contain a legend generally to the effect that the Company has not participated in the preparation of or authorized the distribution of such Computational Materials or ABS Term Sheets.

     (d) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act, it shall be necessary in the opinion of the Underwriters or their counsel to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriters pursuant to or as contemplated by this Section 9 or the omission to state a material fact required, when considered in conjunction with the Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Act or the rules thereunder, the Underwriters, at their expense (such expense to be allocated between them based on the relative fault of the Underwriters) (or, if such amendment or supplement is necessary due to a Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error), at the expense of the Company), shall prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Offered Certificates that received such information being amended or supplemented. Each Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall have no obligation to file such amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the Prospectus, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriters to the Company pursuant to this paragraph (d)) or (ii) such filing is not required under the Act. Each Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, none of the Underwriters make any representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Offered Certificates included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

     (e) If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the Act, it shall be necessary in the opinion of the Company or its counsel to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriters pursuant to or as contemplated by this Section 9 or the omission to state therein a material fact required, when considered in conjunction with the Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Act or the rules thereunder, the Company promptly will notify each Underwriter of the necessity of such amendment or supplement, and the Underwriters, at their expense (such expense to be allocated between them based on the relative fault of the Underwriters) (or, if such amendment or supplement is necessary due to a Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error), at the expense of the Company), shall prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Offered Certificates that received such information being amended or supplemented. Each Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, none of the Underwriters make any representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Offered Certificates included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

     (f) The Underwriters (at their own expense) further agree to provide to the Company any accountants' letters obtained relating to the Computational Materials and/or ABS Term Sheets, which accountants' letters shall be addressed to the Company or shall state that the Company may rely thereon; provided that the Underwriters shall have no obligation to procure any such letter.

     10. Substitution of Underwriters. (a) If any Underwriter shall fail to take up and pay for the amount of the Offered Certificates agreed by such Underwriter to be purchased under this Agreement, upon tender of such Offered Certificates in accordance with the terms hereof, and the amount of the Offered Certificates not purchased does not aggregate more than 10% of the total amount of the Offered Certificates set forth in Schedule I hereof, the remaining Underwriters shall be obligated to take up and pay for the Offered Certificates that the withdrawing or defaulting Underwriter agreed but failed to purchase.

     (b) If any Underwriter shall fail to take up and pay for the amount of the Offered Certificates agreed by such Underwriter to be purchased under this Agreement (such Underwriter being a "Defaulting Underwriter"), upon tender of such Offered Certificates in accordance with the terms hereof, and the amount of the Offered Certificates not purchased aggregates more than 10% of the total amount of the Offered Certificates set forth in Schedule I hereto, and arrangements satisfactory to the remaining Underwriters and the Company for the purchase of such Certificates by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 5(g) and Section 8 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of the Offered Certificates such Underwriter agreed to purchase hereunder) be under any liability to the Company (except to the extent provided in Sections 8 and 9 hereof). Nothing herein shall be deemed to relieve any Defaulting Underwriter from any liability it may have to the Company or any other Underwriter by reason of its failure to take up and pay for Offered Certificates as agreed by such Defaulting Underwriter.

     11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters by notice given to the Company prior to delivery of and payment for all Offered Certificates if prior to such time (i) trading in securities of the Company or any affiliate on the New York Stock Exchange shall have been suspended or limited, or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by either federal or New York State authorities, or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters, impractical to market the Offered Certificates.

     12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Offered Certificates. The provisions of Sections 7, 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

     13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to them at the addresses set forth on Schedule I hereto (or, in the case of any Underwriter, at such other address as may be furnished by such Underwriter to the Company in accordance with this Section 13); or, if sent to the Company will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to it at 277 Park Avenue, 9th Floor, New York, New York 10172, Attention: N. Dante LaRocca (or at such other address as may be furnished by the Company to each Underwriter in accordance with this Section 13).

     14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

     15. Applicable Law; Counterparts. This Agreement will be governed by and construed in accordance with the substantive laws of the State of New York applicable to agreements made and to be performed entirely in said State. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                      Very truly yours,

                                      DLJ COMMERCIAL MORTGAGE CORP.

                                      By: ___________________________________
                                            Name:
                                            Title:


Accepted at New York, New York
as of the date first written above.

DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION

By:  _____________________________
       Name:
       Title:

SCHEDULE I



                                                       Principal or Notional
                                                        Amount of Relevant
                                                         Class of Offered
Underwriters (and addresses)          Class         Certificates to be Purchased
Donaldson, Lufkin & Jenrette         Class S
  Securities Corporation
277 Park Avenue
New York, New York 10172
Attention: N. Dante LaRocca
                                    Class A-1A
                                    Class A-1B
                                    Class A-2                    $58,887,000
                                    Class A-3                    $65,085,000
                                    Class A-4                    $18,596,000
                                    Class B-1                     $46,489,00
                                    Class B-2                     $15,497,00

Merrill Lynch, Pierce, Fenner &      Class S                  $1,239,717,562
  Smith Incorporated                Class A-1A                  $218,788,000
250 Vesey Street                    Class A-1B                  $686,205,000
New York, New York,  10281





-----------------

(1)      Notional Amount

SCHEDULE II



Registration Statement No. 333-59167
Basic Prospectus dated                         March 1, 1999
Prospectus Supplement dated                    March 15, 1999
Title of Offered Certificates:                 Commercial Mortgage Pass-Through
                                               Certificates,    Series
                                               1999-CG1,    Class   S,
                                               Class A-1A, Class A-1B,
                                               Class  A-2,  Class A-3,
                                               Class  A-4,  Class  B-1
                                               and Class B-2

Cut-off Date:                                  March 1, 1999

Closing:                                       10:00 a.m. on March 19, 1999
                                               at the offices of
                                               Sidley & Austin
                                               875 Third Avenue
                                               New York, New York 10022


                                   Initial
                            Aggregate Certificate
                              Principal Balance
                                 or Notional               Initial
Class Designation            Amount of Class(1)       Pass-Through Rate      Purchase Price(2)      Rating (3)
-----------------            ------------------       -----------------      -----------------      ----------

Class S                          $1,239,717,562              1.0980%                                 Aaa/AAA
Class A-1A                         $218,788,000              6.0800%                                 Aaa/AAA
Class A-1B                         $686,205,000              6.4600%                                 Aaa/AAA
Class A-2                           $58,887,000              6.6000%                                 Aa2/AA
Class A-3                           $65,085,000              6.7700%                                 A2/A
Class A-4                           $18,596,000              6.9200%                                 A3/A-
Class B-1                           $46,489,000              7.4866%                                 Baa2/BBB
Class B-2                           $15,497,000              7.4866%                                 Baa3/BBB

----------
(1)  Plus or minus a permitted variance of 5%.

(2) Expressed as a percentage of the aggregate stated or notional amount, as applicable, of the relevant class of Offered Certificates to be purchased. The purchase price for each class of the Offered Certificates will include accrued interest at the initial Pass-Through Rate therefor on the aggregate stated or notional amount, as applicable, thereof to be purchased from the Cut-off Date to but not including the Closing Date.

(3) By each of Moody's Investors Service, Inc. and Fitch IBCA, Inc., respectively

(4)  Aggregate Notional Amount.